EXHIBIT 99.1
Effective January 1, 2026, U.S. Bancorp made certain changes and reclassifications to the presentation of its Consolidated Statement of Income and Consolidated Balance Sheet to align financial reporting with the management of its businesses. The following unaudited supplemental historical financial information reflects these changes and reclassifications, which have been applied retroactively to all periods presented. This information is being provided for illustrative purposes only.
U.S. Bancorp
Unaudited Supplemental Historical Income Statement Information

	Quarter Ended
(Dollars and Shares in Millions, Except Per Share Data)	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sep 30 2024	Jun 30 2024	Mar 31 2024
Interest Income
Loans	$5,599	$5,688	$5,548	$5,533	$5,674	$5,862	$5,761	$5,712
Loans held for sale	43	35	59	28	50	45	41	37
Investment securities	1,343	1,392	1,355	1,308	1,326	1,316	1,294	1,175
Other interest income	938	812	642	647	781	863	889	840
Total interest income	7,923	7,927	7,604	7,516	7,831	8,086	7,985	7,764
Interest Expense
Deposits	2,451	2,648	2,541	2,511	2,772	3,004	3,028	2,884
Short-term borrowings	505	328	291	249	257	284	296	270
Long-term debt	683	729	721	664	656	663	638	625
Total interest expense	3,639	3,705	3,553	3,424	3,685	3,951	3,962	3,779
Net interest income	4,284	4,222	4,051	4,092	4,146	4,135	4,023	3,985
Provision for credit losses	577	571	501	537	560	557	568	553
Net interest income after provision for credit losses	3,707	3,651	3,550	3,555	3,586	3,578	3,455	3,432
Noninterest Income(a)
Card revenue(b)	427	415	413	374	408	400	398	363
Corporate payment and treasury management revenue(b)(c)	396	407	421	400	395	397	405	381
Merchant processing services	440	463	474	415	419	440	454	401
Trust and investment management fees	756	730	703	680	703	667	649	641
Lending and deposit-related fees(c)(d)	302	290	277	266	287	278	281	289
Capital markets revenue(d)(e)	389	378	315	292	316	307	265	281
Mortgage banking revenue	130	180	162	173	116	155	190	166
Investment products fees	101	97	90	87	87	84	82	77
Securities gains (losses), net	3	(7)	(57)	—	(1)	(119)	(36)	2
Other(e)	109	125	126	149	103	89	127	99
Total noninterest income	3,053	3,078	2,924	2,836	2,833	2,698	2,815	2,700
Noninterest Expense
Compensation and employee benefits	2,529	2,561	2,600	2,637	2,607	2,637	2,619	2,691
Net occupancy and equipment	320	300	301	306	317	317	316	296
Professional services	144	117	109	98	135	130	116	110
Marketing and business development	187	175	161	182	160	165	158	136
Technology and communications	584	560	534	533	534	524	509	507
Other intangibles	126	125	124	123	139	142	142	146
Merger and integration charges	—	—	—	—	—	—	—	155
Other	337	359	352	353	419	289	354	418
Total noninterest expense	4,227	4,197	4,181	4,232	4,311	4,204	4,214	4,459
Income before income taxes	2,533	2,532	2,293	2,159	2,108	2,072	2,056	1,673
Applicable income taxes	482	524	472	443	438	350	445	347
Net income	2,051	2,008	1,821	1,716	1,670	1,722	1,611	1,326
Net (income) loss attributable to noncontrolling interests	(6)	(7)	(6)	(7)	(7)	(8)	(8)	(7)
Net income attributable to U.S. Bancorp	$2,045	$2,001	$1,815	$1,709	$1,663	$1,714	$1,603	$1,319
Net income applicable to U.S. Bancorp common shareholders	$1,965	$1,893	$1,733	$1,603	$1,581	$1,601	$1,518	$1,209

Earnings per common share	$1.26	$1.22	$1.11	$1.03	$1.01	$1.03	$.97	$.78
Diluted earnings per common share	$1.26	$1.22	$1.11	$1.03	$1.01	$1.03	$.97	$.78
Average common shares outstanding	1,555	1,557	1,559	1,559	1,560	1,561	1,560	1,559
Average diluted common shares outstanding	1,556	1,557	1,559	1,560	1,560	1,561	1,561	1,559
(a)'Corporate payment products revenue' has been renamed 'Corporate payment and treasury management revenue', and 'Service charges' has been renamed 'Lending and deposit-related fees'.
(b)Reflects stored-value card revenue reclassified from 'Card revenue' to 'Corporate payment and treasury management revenue'.
(c)Reflects treasury management services revenue reclassified from 'Lending and deposit-related fees' to 'Corporate payment and treasury management revenue'.
(d)Reflects loan and leasing fees reclassified from 'Capital markets revenue' to 'Lending and deposit-related fees'.
(e)Reflects Impact Finance tax credit investment syndication fee revenue and related fees reclassified from 'Other' noninterest income to 'Capital markets revenue'.

U.S. Bancorp
Unaudited Supplemental Historical Balance Sheet Information

(Dollars in Millions)	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sep 30 2024	Jun 30 2024	Mar 31 2024
Assets
Cash and due from banks	$46,890	$66,637	$57,807	$50,013	$56,502	$73,562	$65,832	$76,985
Investment securities
Held-to-maturity	76,170	76,931	77,879	78,008	78,634	80,025	81,486	82,948
Available-for-sale	90,838	89,065	90,577	86,774	85,992	81,704	79,799	72,426
Loans held for sale	2,538	2,490	2,288	1,746	2,573	3,211	2,582	2,080
Loans
Commercial(a)	148,161	142,574	141,582	138,331	133,873	127,957	129,571	129,187
Commercial real estate	48,920	48,244	48,181	48,334	48,859	50,619	51,887	52,677
Residential mortgages	115,885	115,046	114,475	118,907	118,813	118,034	117,147	116,079
Credit card(a)	38,031	36,434	35,857	34,973	35,961	34,718	34,392	33,383
Other retail	40,338	40,219	40,148	41,274	42,326	42,836	43,136	43,262
Total loans	391,335	382,517	380,243	381,819	379,832	374,164	376,133	374,588
Less allowance for loan losses	(7,605)	(7,557)	(7,537)	(7,584)	(7,583)	(7,560)	(7,549)	(7,514)
Net loans	383,730	374,960	372,706	374,235	372,249	366,604	368,584	367,074
Premises and equipment	3,768	3,695	3,625	3,582	3,565	3,585	3,570	3,537
Goodwill	12,635	12,634	12,637	12,555	12,536	12,573	12,476	12,479
Other intangible assets	4,904	5,152	5,285	5,381	5,547	5,488	5,757	6,031
Other assets	70,872	63,793	63,566	64,195	60,720	59,717	59,972	60,046
Total assets	$692,345	$695,357	$686,370	$676,489	$678,318	$686,469	$680,058	$683,606

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$84,116	$91,550	$86,972	$84,086	$84,158	$86,838	$86,756	$91,220
Interest-bearing	438,100	434,599	431,745	428,439	434,151	434,293	437,029	436,843
Total deposits	522,216	526,149	518,717	512,525	518,309	521,131	523,785	528,063
Short-term borrowings	17,162	15,449	15,039	17,158	15,518	23,708	16,557	17,102
Long-term debt	60,764	62,535	64,013	59,859	58,002	54,839	52,720	52,693
Other liabilities	26,552	27,426	26,705	26,389	27,449	27,470	30,111	29,715
Total liabilities	626,694	631,559	624,474	615,931	619,278	627,148	623,173	627,573
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21	21	21	21
Capital surplus	8,728	8,745	8,706	8,678	8,715	8,729	8,688	8,642
Retained earnings	80,906	79,742	78,652	77,691	76,863	76,057	75,231	74,473
Less treasury stock	(24,283)	(24,228)	(24,140)	(24,060)	(24,065)	(24,010)	(24,020)	(24,023)
Accumulated other comprehensive income (loss)	(6,987)	(7,748)	(8,609)	(9,042)	(9,764)	(8,746)	(10,308)	(10,353)
Total U.S. Bancorp shareholders' equity	65,193	63,340	61,438	60,096	58,578	58,859	56,420	55,568
Noncontrolling interests	458	458	458	462	462	462	465	465
Total equity	65,651	63,798	61,896	60,558	59,040	59,321	56,885	56,033
Total liabilities and equity	$692,345	$695,357	$686,370	$676,489	$678,318	$686,469	$680,058	$683,606
(a)Reflects small business credit card loans reclassified from the 'Commercial' loan portfolio to the 'Credit card' loan portfolio.

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